Sub-Item 77Q1(e):

Form of Investment Advisory Agreement between the Registrant and Clough Capital Partners L.P.  on behalf of the Clough Global Long-Short Fund is hereby incorporated by reference to Exhibit 99.(D)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on September 23, 2015, accession number: 0001398344-15-006418.